Commitments and Contingencies	12 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

17. Commitments and Contingencies

(a)	Operating lease commitments

As of June 30, 2026, the Group had no material commitments, such as future lease payments under non-cancelable agreements, that have not been recognized on the balance sheet.

(b)	Contingencies

In the ordinary course of business, the Group may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Group records contingent liabilities resulting from such claims, when a loss is assessed to be probable and the amount of the loss is reasonably estimable. In the opinion of management, there were no significant pending or threatened claims and litigation as of June 30, 2026 and through the issuance date of these consolidated financial statements.